                                                                 EXHIBIT 10.6(d)

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


          This SECOND AMENDMENT TO CREDIT AGREEMENT is entered into as of February 1, 2000, by INDIAN OIL COMPANY ("Borrower"), CIBOLA CORPORATION ("Guarantor"), RICHARD R. DUNNING, LARRY D HARTZOG, MICHAEL C. BLACK, DUNNING FAMILY LIMITED PARTNERSHIP, and MICHAEL C. BLACK, TRUSTEE OF THE MICHAEL C. BLACK REVOCABLE TRUST ("Pledgors"), and MIDFIRST BANK ("Lender"), with respect to the following:

          A. Borrower, Guarantor, Pledgors and Lender entered into a Credit Agreement on March 31, 1999, as amended by First Amendment to Credit Agreement dated as of May ___, 1999 (the "Agreement") with respect to a certain extension of credit by Lender to Borrower in the form of a Term Loan in the principal amount of $6,000,000 due on March 1, 2000.

          B. Borrower, Guarantor and Pledgors have requested that the Loan amount be increased in an amount sufficient to capitalize accrued and unpaid interest on the Loan (in the maximum additional amount of $425,000), and that the Maturity Date of the Loan be extended until March 1, 2001, and have agreed to make a principal and interest payment on July 1, 2000 and to pay interest quarterly as it accrues thereafter, and Lender has agreed to such increase and extension, subject to the terms and conditions contained herein, and the parties desire to amend the Agreement to set forth their agreements.

          NOW THEREFORE, in consideration of the recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          1.   Definitions of Terms.  The definitions of terms contained in the
               --------------------
Agreement and not otherwise defined herein shall define the terms used in this Amendment, except as follows:

               "Maturity Date" means March 1, 2001.
                -------------

          2.   Interest; Payments of Principal and Interest.  Section 2.2 of the
               --------------------------------------------
Agreement is amended to read as follows:

               "The Loan (exclusive of any past due principal or interest) shall bear interest on each day at the Base Rate in effect on such date. All past due principal and interest on the Loan shall bear interest on each day outstanding at the Late Payment Rate in effect on such day, and such interest shall be due and payable immediately as it accrues. The following payments shall be made on July 1, 2000:

                    (a)  a principal payment in an amount
                    sufficient to reduce the outstanding
                    principal balance of the Loan to $6,000,000;
                    and

                    (b)  all accrued and unpaid interest.

               Thereafter, accrued interest on the Loan shall be payable quarterly, with the first payment to be made on September 30, 2000 and thereafter on the last day of each quarter until the Maturity Date, at which time all remaining accrued but unpaid interest and all principal shall be due and payable."

          3.   Events of Default.  Section 7.1(a) of the Agreement is amended to
               -----------------
read as follows:

               "(a) Borrower shall fail to pay within ten (10) days of any due date the Obligations, or any part thereof, including, without limitation, any principal of, or interest on, the Note, any Fee, any Expenses or other payment under the Loan Documents; or"

          4.   Conditions to Effectiveness.  The effectiveness of this Amendment
               ---------------------------
is subject to receipt by Lender of the following, each in form and substance satisfactory to Lender:

               (a)  this Amendment executed by Borrower, Guarantor and Pledgors.

               (b)  the Promissory Note in the form of Exhibit 2.1 executed by
                                                       -----------
Borrower.

               (c) documentation executed by Bank One, Oklahoma, N.A. consenting to the amendments contained herein, and extending the maturity of the Other Loan until January 15, 2001.

               (d) An amendment to the Intercreditor Agreement with respect to the Production Payment executed by the parties thereto, together with evidence that the Coral Agreement is in full force and effect and there are no defaults or events of default thereunder.

               (e) a certificate of the president and of the secretary or an assistant secretary of Borrower and Guarantor, certifying, inter alia (i) true and complete copies of the resolutions adopted by the board of directors of Borrower and Guarantor authorizing the execution, delivery and performance by Borrower and Guarantor of this Amendment and (ii) the incumbency and specimen signatures of the officers of Borrower and Guarantor executing this Amendment on their behalf.

               (f) the payment to Lender of all reasonable fees and expenses (including the reasonable fees and disbursements of McAfee & Taft) incurred in connection with this Amendment.

          5.   Substitution of Exhibit.  Exhibit 2.1 attached hereto shall be
               -----------------------   -----------
substituted for Exhibit 2.1 attached to the original Credit Agreement.
                -----------

          6.   Increase in Loan.  The Guaranty, the Pledgor Guaranty, the
               ----------------
Account Pledge Agreement, the Individual Pledge Agreement and each other Loan Document is hereby amended to reflect a Loan in the increased principal amount set forth in the Note, each of which Loan Documents shall cover such principal amount, which is hereby incorporated therein, and each of the Loan Documents, as amended, is hereby ratified and confirmed in all respects.

          7.   Representations True; No Default.  Borrower, Guarantor and
               --------------------------------
Pledgors represent and warrant that:

               (a) this Amendment has been duly authorized, executed and delivered on behalf of each of them and the Agreement, as amended hereby, constitutes a valid and legally binding agreement of Borrower, Guarantor and Pledgors enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency reorganization or moratorium or other similar laws relating to creditors' rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

               (b) the representations and warranties of Borrower, Guarantor and Pledgors contained in the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

               (c) after giving effect to this Amendment, no Default or Event of Default under the Agreement has occurred and is continuing.

          8.   Expenses.  Borrower shall pay to Lender all reasonable expenses
               --------
in connection with preparation of this Amendment, including reasonable fees and expenses of counsel to Lender.

          9.   Continuation; Ratification.  Except as amended by this Amendment,
               --------------------------
the Agreement and the Loan Documents, including each Guaranty, shall continue in full force and effect and are ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed a reference to the Agreement, as amended.

          IN WITNESS WHEREOF, the parties have caused this Second Amendment to Credit Agreement to be duly executed as of the date first set forth above.

                                    INDIAN OIL COMPANY, an Oklahoma corporation


                                    By__________________________________________
                                      _______________________________, President

                                    Notice Address:

                                    9400 North Broadway
                                    One Benham Place, Suite 800
                                    Oklahoma City, Oklahoma 73114
                                    Fax: (405) 475-7777
                                                                    ("Borrower")


                                    CIBOLA CORPORATION, a Wyoming corporation


                                    By__________________________________________
                                      Michael C. Black, President

                                    Notice Address:

                                    1131 13th Street, Suite 206
                                    Cody, Wyoming 82414
                                                                   ("Guarantor")


                                    ____________________________________________
                                    Richard R. Dunning


                                    ____________________________________________
                                    Larry D. Hartzog


                                    ____________________________________________
                                    Michael C. Black

                                    DUNNING FAMILY LIMITED PARTNERSHIP,
                                    an Oklahoma limited partnership
                                        By   Dunning Management L.L.C., an
                                             Oklahoma limited liability company,
                                             General Partner


                                             By_________________________________
                                               Richard R. Dunning, Manager


                                    ____________________________________________
                                    MICHAEL C. BLACK, Trustee of the Michael C.
                                    Black Revocable Trust

                                                                    ("Pledgors")


                                    MIDFIRST BANK


                                    By__________________________________________
                                      W. Thomas Portman, Vice President

                                    Notice Address:

                                    501 West I-44 Service Road
                                    Oklahoma City, Oklahoma 73118
                                    Fax: (405) 879-6155
                                                                      ("Lender")

                                  EXHIBIT 2.1

                            RENEWAL PROMISSORY NOTE
                            -----------------------


$____________________                                    Oklahoma City, Oklahoma
                                                             February ____, 2000

          FOR VALUE RECEIVED, the undersigned, INDIAN OIL COMPANY, an Oklahoma corporation ("Borrower"), promises to pay to the order of MIDFIRST BANK ("Lender"), the principal sum of ________________________________________ AND
NO/100 DOLLARS ($______________), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable in lawful money of the United States of America at the office of MidFirst Bank, at 501 West I-44 Service Road, Oklahoma City, Oklahoma 73118, or such other place as from time to time may be designated in writing by Lender. Borrower promises to pay interest on the unpaid principal balance of this Note until said principal amount is paid in full, at the times and at the rate or rates specified in the Credit Agreement (as hereafter defined). If not paid earlier as herein required, all unpaid principal and accrued interest thereon shall be due and payable on the Maturity Date.

          This Note is the Note referred to in, and is subject to the terms and provisions of, the Credit Agreement dated as of March 31, 1999, amended by First Amendment to Credit Agreement dated as of May ___, 1999, amended by Second Amendment to Credit Agreement dated as of the date hereof, among Borrower, Cibola Corporation, as Guarantor and Lender (herein, as from time to time supplemented, modified, amended or restated, called the "Credit Agreement").

          The Credit Agreement, among other things, (i) provides for the making of the Loan by Lender to Borrower, the indebtedness of Borrower to Lender being evidenced by this Note, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, (iii) provides for installments of interest to be made hereunder and (iv) provides for collateral to secure payment of this Note. Reference is hereby made to the Credit Agreement for a description of the rights, limitations of rights, obligations and duties of the parties hereto. All terms not expressly defined herein shall have the same definitions as set forth in the Credit Agreement.

          The makers, endorsers, sureties, guarantors, and all other persons who may become liable for all or any part of this obligation severally waive demand, presentment for payment, protest, notice of nonpayment and notice of intention to accelerate the maturity hereof. Such parties consent to any extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, release of all or any part of the security for payment hereof and any release of any party liable for payment of this obligation. Any such extension, renewal or release may be made at any time and from time to time without notice to any such party and without discharging such party's liability hereunder.

          If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

          This Note and the rights and duties of the parties hereto shall be governed by the laws of the State of Oklahoma.

          IN WITNESS WHEREOF, the undersigned has executed this instrument of the day and year first above written.

                                        INDIAN OIL COMPANY, an Oklahoma
                                        corporation


                                        By_____________________________________,
                                          _____________________________President

                                       2